PROPERTY AND EQUIPMENT, NET	6 Months Ended
Dec. 31, 2025
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

NOTE 10. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	June 30,	December 31,	December 31,
	2025	2025	2025
	RMB	RMB	US Dollars
		(Unaudited)	(Unaudited)
Motor vehicles	¥3,665,426	¥3,779,054	$540,398
Office equipment and fixtures	1,368,950	1,389,871	198,749
Production equipment	30,938,857	30,637,087	4,381,045
Leasehold improvement	2,260,000	2,260,000	323,176
Total cost	38,233,233	38,066,012	5,443,368
Less: accumulated depreciation	(18,072,448)	(19,382,623)	(2,771,678)
Less: accumulated impairment	(174,150)	(172,300)	(24,639)
Property and equipment, net	¥19,986,635	¥18,511,089	$2,647,051

Depreciation expenses were ¥1,724,066 and ¥1,438,445 ($205,695) for the six months ended December 31, 2024 and 2025, respectively.

Income from property and equipment disposal was ¥9,608 and ¥314 ($45) for the six months ended December 31, 2024 and 2025, respectively.